Investor Presentation January 2017

The following presentation contains forward-looking statements based on management’s current expectations and beliefs, as well as a number of assumptions concerning future events. The assumptions and estimates underlying forward-looking statements are inherently uncertain and, although considered reasonable as of the date of preparation by the management team of our general partner, are subject to a wide variety of significant business, economic, and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective information. Accordingly, there can be no assurance that we will achieve the future results we expect or that actual results will not differ materially from expectations. You are cautioned not to put undue reliance on such forward-looking statements (including forecasts and projections regarding our future performance) because actual results may vary materially from those expressed or implied as a result of various factors, including, but not limited to those set forth under “Risk Factors” in CVR Refining, LP’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and any other filings CVR Refining, LP makes with the Securities and Exchange Commission. CVR Refining, LP assumes no obligation to, and expressly disclaims any obligation to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. 2 Forward-Looking Statements

High-Quality Assets • Scale and no single-asset risk • Complementary logistics assets • High-complexity refineries Strategically Located • Access to price-advantaged crudes • 100% of crude purchased is priced with reference to WTI Strong Financial Profile • Debt service is priority and paid before distributions • Provides flexibility to capitalize on mergers and acquisitions Growth Opportunities • Organic growth opportunities in logistical business • Large & small “quick hit” refinery optimization projects Experienced Management Team • Successful track record of acquiring and expanding assets 3 Key Investment Highlights

Company Overview 4 Company Overview • 185,000 bpcd of crude distillation • 13.0 blended complexity • Located in Group 3 of PADDII Refining • Our refineries are strategically located. Each are approximately 100 miles to 130 miles from Cushing, OK • Access to domestic inland, locally gathered and Canadian crudes Cushing Centric • Crude supply pipeline system of 170,000 bpd • Crude oil gathering system with a capacity over 70,000 bpd serving Kansas, Nebraska, Oklahoma, Missouri, Colorado and Texas Logistics

Gasoline 52.6% Distillate 39.4% Other 8.0% Sweet 84.7% Medium 1.1% Heavy Sour 14.2% Wynnewood Refinery ~70,000 bpcd crude throughput & 12.6 complexity Crude oil throughput (1) (6) Production (1) (6) Crude oil throughput (1) Production (1) 119,633 bpd 110,312 bpd 77,019 bpd 75,845 bpd (1) For the last twelve months ended September 30, 2016. (2) Operating expenses calculated on a per barrel of crude throughput excluding SG&A and direct turnaround expenses. (3) Other includes pet coke, NGLs, slurry, sulfur and gas oil, excludes internally produced fuel. (4) Other includes asphalt, NGL’s, slurry, sulfur, gas oil and specialty products, such as propylene and solvents; excludes internally produced fuel. (5) Includes 5.0% by volume used as blendstock. (6) Includes the impact of the 2015 Fall and 2016 Spring major scheduled turnarounds. 5 (5) (3) Consolidated Product Slate Consolidated Low-Cost Operator (operating expenses in $/bbl) (1) (2) High-Quality Refining Assets (4) Gasoline 49.8% Distillate 41.4% Other 8.8% Sweet 99.3% Medium 0.7% Coffeyville Refinery ~115,000 bpcd crude throughput & 13.3 complexity

Supply Network – Crude Sourcing Marketing Network Strategically Located Mid-Con Refineries 6

Logistics Overview  ~6.4 MMbbls of total storage capacity, including 3.8 MMbbls of owned and leased crude oil storage at Cushing  35,000 bpd of contracted capacity on the Keystone and Spearhead pipelines  Crude oil gathering system with a capacity over 70,000 bpd serving Kansas, Nebraska, Oklahoma, Missouri, Colorado and Texas o 170,000 bpd pipeline system supported by approximately 340 miles of owned and leased pipelines o Approximately 150 crude oil transports Crude Storage Owned / Leased Total Consumed Crude Premium (discount) to WTI Complementary Logistics Assets (MMbbls) 7 Crude Sourcing (1) Crude gathered during Q3 2016 bpcd Keystone Pipeline 25,000 Enbridge Pipeline 10,000 Pony Express Pipeline 5,000 Whitecliffs Pipeline 1,700 Basin Pipeline 40,000 Gathering (1) 73,000 Cushing 30,300 Total Rated Capacity of Crude 185,000 ($6.00) ($4.00) ($2.00) $0.00 $2.00 $4.00 3Q '1 1 4Q '1 1 1Q '1 2 2Q '1 2 3Q '1 2 4Q '1 2 1Q '1 3 2Q '1 3 3Q '1 3 4Q '1 3 1Q '1 4 2Q '1 4 3Q '1 4 4Q '1 4 1Q '1 5 2Q '1 5 3Q '1 5 4Q '1 5 1Q '1 6 2Q '1 6 3Q '1 6 $ /bb l

CVR Refining Gathering Network 2005 2010 2015 • Our crude oil gathering system has grown from 7,000 bpd in 2005 to over 70,000 bpd currently. Complementary Logistics Assets (cont’d) 8 Q3 2016 LTM

Financial Overview

Cash is reserved for environmental and maintenance capital, anticipated turnaround costs associated with both refineries and future cash needs as determined by the board. Key Investment Highlights Variable distribution with no MQD and no IDRs – 100% of available cash to be distributed Debt service is priority and paid before distributions $250.0 million senior unsecured credit facility with CVR Energy to fund growth capex program  Debt covenants allow for distributions when fixed-charge coverage ratio is 2.5x or higher  The $500.0 million of Notes are unsecured As of September 30, 2016, the cash balance at CVRR was $285.9 million Strong liquidity through committed credit facilities Intermediation arrangement with Vitol reduces working capital requirements Liquidity Management Distributions Capital Structure 10

Capital Structure Capitalization Net Debt 11 $727.2 $620.1 $302.9 $211.2 $392.7 $292.9 2011 2012 2013 2014 2015 Q3 2016 LTM Q3 2016 2011 2012 2013 2014 2015 LTM Debt to Capital 42% 44% 28% 29% 31% 31% Debt to Adjusted EBITDA 1.3 0.7 0.8 0.9 1.0 2.7 Net Debt to Adjusted EBITDA 1.3 0.5 0.4 0.3 0.7 1.4 ($ in millions) As of 9/30/2016 Cash and Equivalents 285.9$ Credit Facilities $400 mm ABL - $250 mm Parent revolver 31.5 Capital lease obligations, including current portion 47.3 6.5% Unsecured Notes due 2022 500.0 Total Debt 578.8$ Partners' Equity 1,307.4$ Total Capitalization 1,886.2$ LTM Q3 2016 Adjusted EBITDA 211.5$ LTM Q3 2016 Interest Expense & Other Financing Costs, net 42.1$ Key Credit Statistics As of 9/30/2016 Total Debt / LTM Q3 2016 Adjusted EBITDA 2.7x LTM Q3 2016 Adjusted EBITDA / LTM Q3 2016 Interest Expense, net 5.0x Total Debt / Capitalization 30.7% Liquidity As of 9/30/2016 Cash & Equivalents 285.9$ ABL Availability 351.7 Less: Letters of Credit (28.3) Parent Revolver 250.0 Less: Drawn Amount (31.5) Total Liquidity 827.8$

Coffeyville Wynnewood Note: As of September 30, 2016 Capital Expenditures 12 Consolidated Capital Summary 2012 2013 2014 2015 Q3 2016 2016E Environmental & Maintenance 98.4$ 169.6$ 140.3$ 103.4$ 50.1$ 79.0$ Growth 21.8 34.9 51.0 91.3 33.3 41.0 Total Capital Spending 120.2$ 204.5$ 191.3$ 194.7$ 83.4$ 120.0$

Appendix

Refinery Crude Throughput Refining Gross Margin (1) Pro forma for Wynnewood acquisition NYMEX 2-1-1 Crack Spread Adjusted EBITDA (2) Pro forma for Wynnewood acquisition Source: Company filings. (1) Refining margin per crude oil throughput barrel adjusted for FIFO impact. Calculated as the difference between net sales and cost of product sold (exclusive of depreciation and amortization) adjusted for FIFO impact. (2) Represents EBITDA adjusted for FIFO impact, non-cash share-based compensation, loss on extinguishment of debt, major scheduled turnaround expenses, Wynnewood acquisition transaction fees and integration expenses, loss on disposition of assets and gains and losses on derivatives not settled. Note: Coffeyville’s major scheduled bifurcated turnarounds occurred in 2011 , 2012 and 2015. Wynnewood’s major scheduled turnaround occurred in 2012. (mbpd) ($/bbl) ($ in millions) Pro forma for Wynnewood acquisition Historical Financial Summary ($/bbl) 14 Pro forma for Wynnewood acquisition

Source: Company filings. (1) Refining margin per crude oil throughput barrel adjusted for FIFO impact. Calculated as the difference between net sales and cost of product sold (exclusive of depreciation and amortization) adjusted for FIFO impact. (2) Represents EBITDA adjusted for FIFO impact, non-cash share-based compensation, major scheduled turnaround expenses, and gains and losses on derivatives not settled. Refinery Crude Throughput Refining Gross Margin (1) NYMEX 2-1-1 Crack Spread (mbpd) ($/bbl) ($ in millions) ($/bbl) Adjusted EBITDA (2) and Available Cash for Distribution Q3 Financial Summary 15 $21.14 $14.03 Q3 2015 Q3 2016

Available Cash Calculation 16 Three Months Ended September 30, 2016 (in millions, except per unit data) Reconcilation of Adjusted EBITDA to Available cash for distribtution Adjusted EBITDA 75.3$ Adjustments: Less: Cash needs for debt service (10.0) Reserves for environmental and maintenance capital expenditures (40.0) Reserves for major scheduled turnaround expenses (25.0) Reserves for future operating needs - Available cash for distribution 0.3$ Available cash for distribution, per unit -$ Common Units oustanding (in thousands) 147,600

Non-GAAP Financial Measures EBITDA represents net income before (i) interest expense and other financing costs, net of interest income, (ii) income tax expense and (iii) depreciation and amortization. Adjusted EBITDA represents EBITDA adjusted for (i) FIFO impact (favorable) unfavorable, (ii) share-based compensation, non-cash, (iii) loss on disposition of assets, (iv) loss on extinguishment of debt, (v) major scheduled turnaround expenses, (vi) (gain) loss on derivatives, net, (vii) current period settlements on derivative contracts and (viii) Wynnewood acquisition transaction fees and integration expenses and (ix) flood insurance recovery. We present Adjusted EBITDA because it is the starting point for our available cash for distribution. EBITDA and Adjusted EBITDA are not recognized terms under GAAP and should not be substituted for net income or cash flow from operations. Management believes that EBITDA and Adjusted EBITDA enable investors to better understand our ability to make distributions to our common unitholders, help investors evaluate our ongoing operating results and allow for greater transparency in reviewing our overall financial, operational and economic performance. EBTIDA and Adjusted EBITDA presented by other companies may not be comparable to our presentation, since each company may define these terms differently. 17

Non-GAAP Financial Measures Direct Operating Expenses (Excluding Major Scheduled Turnaround Expenses) Per Crude Oil Throughput Barrel is a measurement calculated by excluding major scheduled turnaround expenses from direct operating expenses (exclusive of depreciation and amortization) divided by our refineries’ crude oil throughput volumes for the respective periods presented. Direct operating expenses excluding major scheduled turnaround expenses per crude oil throughput barrel is a supplemental measure of our performance that is not required by, nor presented in accordance with, GAAP. Management believes direct operating expenses excluding major scheduled turnaround expenses per crude oil throughput most directly represents ongoing direct operating expenses at our refineries. Gross Profit (Excluding Major Scheduled Turnaround Expenses and Adjusted for FIFO Impact) Per Crude Oil Throughput Barrel is calculated as the difference between net sales, cost of product sold (exclusive of depreciation and amortization) adjusted for FIFO impact, direct operating expenses (exclusive of depreciation and amortization) excluding scheduled turnaround expenses divided by our refineries’ crude oil throughput volumes for the respective periods presented. Gross profit excluding major scheduled turnaround expenses and adjusted for FIFO impact is a non-GAAP measure that should not be substituted for operating income. Management believes it is important to investors in evaluating our refineries’ performance and our ongoing operating results. Our calculation of gross profit excluding major scheduled turnaround expenses and adjusted for FIFO impact per crude oil throughput may differ from similar calculations of other companies in our industry, thereby limiting its usefulness as a comparative measure. 18

Non-GAAP Financial Measures Refining Margin Per Crude Oil Throughput Barrel is a measurement calculated as the difference between net sales and cost of product sold (exclusive of depreciation and amortization). Refining margin is a non-GAAP measure that we believe is important to investors in evaluating our refineries' performance as a general indication of the amount above our cost of product sold at which we are able to sell refined products. Each of the components used in this calculation (net sales and cost of product sold exclusive of depreciation and amortization) can be taken directly from our Statements of Operations. Our calculation of refining margin may differ from similar calculations of other companies in our industry, thereby limiting its usefulness as a comparative measure. In order to derive the refining margin per crude oil throughput barrel, we utilize the total dollar figures for refining margin as derived above and divide by the applicable number of crude oil throughput barrels for the period. We believe that refining margin is important to enable investors to better understand and evaluate our ongoing operating results and allow for greater transparency in the review of our overall financial, operational and economic performance. 19

Non-GAAP Financial Measures (cont'd)

CVR refining

($ in millions)

	CVR Refining, LP Historical Consolidated & Combined							CVR Refining, LP Pro Forma
	Year Ended December 31,							Year Ended December 31,
	2010	2011	2012	2013	2014	2015	Q3 2016 LTM	2011
								(unaudited)
Net Income	$ 38.2	$ 480.3	$ 595.3	$ 590.4	$ 358.7	$ 291.2	$ (96.2)	$ 749.0
Add:								
Interest expense and other financing costs, net of interest income	49.7	53.0	76.2	43.7	33.9	42.2	42.1	41.7
Depreciation and amortization	66.4	69.8	107.6	114.3	122.5	130.2	127.7	98.9
EBITDA	154.3	603.1	779.1	748.4	515.1	463.6	73.6	889.6
Add:								
FIFO impact (favorable) / unfavorable [(a)]	(31.7)	(25.6)	58.4	(21.3)	160.8	60.3	(3.1)	(46.6)
Share-based compensation, non-cash	11.5	8.9	18.5	9.5	2.3	0.6	0.1	8.9
Loss on disposition of assets	1.3	2.5	-	-	-	-	-	2.5
Loss on extinguishment of debt	16.6	2.1	37.5	26.1	-	-	-	2.1
Wynnewood acquisition transaction fees and integration expenses	-	5.2	11.0	-	-	-	-	5.2
Major scheduled turnaround expenses	1.2	66.4	123.7	-	6.8	102.2	116.4	66.4
(Gain) loss on derivatives, net	1.5	(78.1)	285.6	(57.1)	(185.6)	28.6	(18.8)	(36.4)
Current period settlements on derivative contracts [(b)]	(2.1)	(7.2)	(137.6)	6.4	122.2	(26.0)	43.3	(49.0)
Flood Insurance Recovery	-	-	-	-	-	(27.3)	-	-
Adjusted EBITDA	$ 152.6	$ 577.3	$ 1,176.2	$ 712.0	$ 621.6	$ 602.0	$ 211.5	$ 842.7

(a) FIFO is our basis for determining inventory value on a GAAP basis. Changes in crude oil prices can cause fluctuations in the inventory valuation of our crude oil, work in process and finished goods thereby resulting in favorable FIFO impact when crude oil prices increase and unfavorable FIFO impact when crude oil prices decrease. The FIFO impact is calculated based upon inventory values at the beginning of the accounting period and at the end of the accounting period.

(b) Represents the portion of gain (loss) on derivatives, net related to contracts that matured during the respective periods and settled with counterparties. There are no premiums paid or received at the inception of the derivative contracts and upon settlement, there is no cost recovery associated with these contracts.

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(a) FIFO is our basis for determining inventory value on a GAAP basis. Changes in crude oil prices can cause fluctuations in the inventory valuation of our crude oil, work in process and finished goods thereby resulting in favorable FIFO impact when crude oil prices increase and unfavorable FIFO impact when crude oil prices decrease. The FIFO impact is calculated based upon inventory values at the beginning of the accounting period and at the end of the accounting period. (b) Represents the portion of gain (loss) on derivatives, net related to contracts that matured during the respective periods and settled with counterparties. There are no premiums paid or received at the inception of the derivative contracts and upon settlement, there is no cost recovery associated with these contracts. (cont’d) Non-GAAP Financial Measures 21 ($ in millions) 9/30/2016 9/30/2015 Net Income (Loss) 15.9$ 138.9$ Add: Interest expense and other financing costs, net of interest income 10.8 10.3 Income tax expense - - Depreciation and amortization 32.5 29.9 EBITDA 59.2 179.1 Add: FIFO impact (favorable)/unfavorable (a) 7.7 45.6 Share-based compensation, non-cash - 0.3 Major scheduled turnaround expenses - 15.6 (Gain) loss on derivatives, net 1.7 (11.8) Current period settlements on derivative contracts (b) 6.7 0.8 Flood unsurance recovery - - Adjusted EBITDA 75.3$ 229.6$ ($ in millions, except per barrel data) 9/30/21016 9/30/2015 Net sales 1,163.5$ 1,361.6$ Less: cost of product sold 987.5 1,063.7 Refining margin 176.0 297.9 Add: FIFO impact (favorable)/unfavorable 7.7 45.6 Refining margin adjusted for FIFO impact 183.7 343.5 Crude oil throughput (bpd) 197,955 200,156 Refining margin per crude oil throughput barrel 9.66$ 16.17$ Refining margin per crude oil throughput barrel adjusted for FIFO impact 10.09$ 18.65$ Three Months Ended Three Months Ended CVR Refining, LP CVR Refining, LP

(cont’d) Non-GAAP Financial Measures 22 ($ in millions, except per barrel data) CVR Refining, LP Pro Forma Year Ended December 31, 2010 2011 2012 2013 2014 2015 Q3 2016 LTM 2011 (unaudited) Direct operating expenses 153.1$ 247.7$ 426.5$ 361.7$ 416.0$ 478.5$ 487.4$ 345.0$ Less: major scheduled turnaround expenses (1.2) (66.4) (123.7) - (6.8) (102.2) (116.4) (66.4) Direct operating expenses excluding major scheduled turnaround expenses 151.9 181.3 302.8 361.7 409.2 376.3 371.0 278.6 Crude oil throughput (bpd) 113,365 103,702 169,356 187,568 196,545 193,077 186,157 162,437 Direct operating expenses excluding major scheduled turnaround expenses per crude oil throughput barrel 3.67$ 4.79$ 4.89$ 5.28$ 5.70$ 5.34$ 5.43$ 4.70$ CVR Refining, LP Historical Consolidated & Combined Year Ended December 31,

Non-GAAP Financial Measures (cont'd)

CVR refining

($ in millions, except per barrel data)

	CVR Refining, LP Historical Consolidated & Combined						CVR Refining, LP Pro Forma
	Year Ended December 31,						Year Ended December 31,
	2010	2011	2012	2013	2014	2015	2011
							(unaudited)
Net sales	$ 3,905.6	$ 4,752.8	$ 8,281.7	$ 8,683.5	$ 8,829.7	$ 5,161.9	$ 7,398.3
Cost of product sold	3,539.8	3,927.6	6,667.5	7,526.7	8,013.4	4,143.6	6,126.0
Direct operating expenses	153.1	247.7	426.5	361.7	416.0	451.2	345.0
Depreciation and amortization	66.4	69.8	107.6	114.3	122.5	130.2	98.9
Gross profit	146.3	507.7	1,080.1	680.8	277.8	436.9	828.4
Add:							
Major scheduled turnaround expenses	1.2	66.4	123.7	-	6.8	102.2	66.4
FIFO impact (favorable)/unfavorable	(31.7)	(25.6)	58.4	(21.3)	160.8	60.3	(46.6)
Gross profit excluding major scheduled turnaround expenses and adjusted for FIFO impact	115.8	548.5	1,262.2	659.5	445.4	599.4	848.2
Crude oil throughput (bpd)	113,365	103,702	169,356	187,568	196,545	193,077	162,437
Gross profit excluding major scheduled turnaround expenses and adjusted for FIFO impact per barrel	$ 2.80	$ 14.49	$ 20.36	$ 9.63	$ 6.21	$ 8.51	$ 14.31

($ in millions, except per barrel data)

	CVR Refining, LP Historical Consolidated & Combined						CVR Refining, LP Pro Forma
	Year Ended December 31,						Year Ended December 31,
	2010	2011	2012	2013	2014	2015	2011
							(unaudited)
Net sales	$ 3,905.6	$ 4,752.8	$ 8,281.7	$ 8,683.5	$ 8,829.7	$ 5,161.9	$ 7,398.3
Less: cost of product sold	3,539.8	3,927.6	6,667.5	7,526.7	8,013.4	4,143.6	6,126.0
Refining margin	365.8	825.2	1,614.2	1,156.8	816.3	1,018.3	1,272.3
Add: FIFO impact (favorable)/unfavorable	(31.7)	(25.6)	58.4	(21.3)	160.8	60.3	(46.6)
Refining margin adjusted for FIFO impact	334.1	799.6	1,672.6	1,135.5	977.1	1,078.6	1,225.7
Crude oil throughput (bpd)	113,365	103,702	169,356	187,568	196,545	193,077	162,437
Refining margin per crude oil throughput barrel	$ 8.84	$ 21.80	$ 26.04	$ 16.90	$ 11.38	$ 14.45	$ 21.46
Refining margin per crude oil throughput barrel adjusted for FIFO impact	$ 8.07	$ 21.12	$ 26.98	$ 16.59	$ 13.62	$ 15.31	$ 20.67

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Capital Expenditures Note: As of September 30, 2016 24 YTD 2016 Capital Expenditures by Refinery 2012 2013 2014 2015 Q3 2016 Estimate Coffeyville refinery: Environmental & Maintenance 40.4$ 52.6$ 74.8$ 69.7$ 31.0$ 48.0$ Growth 2.0 3.6 5.5 73.2 31.9 39.0 Coffeyville refinery total capital 42.4 56.2 80.3 142.9 62.9 87.0 Wynnewood refinery: Environmental & Maintenance 51.6 105.3 58.5 25.6 14.5 24.0 Growth 0.8 24.9 38.9 6.4 0.4 1.0 Wynnewood refinery total capital 52.4 130.2 97.4 32.0 14.9 25.0 Other Petroleum: Environmental & Maintenance 6.4 11.7 7.0 8.1 4.6 7.0 Growth 19.0 6.4 6.6 11.7 1.0 1.0 Other petroleum total capital 25.4 18.1 13.6 19.8 5.6 8.0 Total capital spending 120.2$ 204.5$ 191.3$ 194.7$ 83.4$ 120.0$

Management Team with Proven Track Record of Success John Lipinski CEO & President John Walter SVP, General Counsel & Secretary  Prior to the formation of CVR, Mr. Lipinski served as CEO and President of Coffeyville Resources, LLC since 2005  Mr. Lipinski has more than 40 years of experience in the petroleum refining industry  Prior to appointment, Mr. Walter served as Vice President, Associate General Counsel and Assistant Secretary to CVR and its subsidiaries  Mr. Walter was previously an associate with Stinson Leonard Street, LLP and Seigfreid Bingham, P.C. Susan Ball Chief Financial Officer & Treasurer  Prior to joining CVR, Ms. Ball served as a Tax Managing Director with KPMG LLP  Ms. Ball has over 30 years of experience in the accounting industry David Landreth SVP, Economics & Planning  Prior to the formation of CVR, Mr. Landreth served as VP, Economics and Planning of Coffeyville Resources, LLC  Mr. Landreth has more than 30 years of experience in refining and petrochemicals Robert Haugen EVP, Refining Operations  Prior to the formation of CVR, Mr. Haugen served as EVP – Engineering & Construction at Coffeyville Resources, LLC  Mr. Haugen has more than 30 years of experience in the refining, petrochemical and nitrogen fertilizer industries 25 Martin Power Chief Commercial Officer  Prior to joining CVR, Mr. Power served as Manager of Business and Development and Trading Manager for Koch Supply & Trading, LP  Mr. Power has more than 35 years of experience in crude oil and petroleum product trading, marketing, logistics and business development

Petroleum Refining and Logistics Operating Subsidiaries (4) CVR Refining, LLC CVR Refining, LP (CVRR) Coffeyville Finance Inc. CVR Refining Holdings, LLC 100% 100% 100% CVR Partners, LP (UAN) 100% Public Public 66% 100% 66% CVR Refining GP, LLC IEP 30% CVR GP, LLC 100% CVR Energy, Inc. (CVI) Coffeyville Resources, LLC 34% IEP 82% 18% 100% Coffeyville Resources Nitrogen Fertilizers, LLC(2) Holding Companies (1) 100% (1) Includes Coffeyville Nitrogen Fertilizers, Inc., CL JV Holdings, LLC, Coffeyville Refining & Marketing Holdings, Inc., Coffeyville Refining & Marketing, Inc., Coffeyville Terminal, Inc., Coffeyville Crude Transportation, Inc., and Coffeyville Pipeline, Inc. (2) Includes CVR Partners Fertilizer Business. (3) Includes East Dubuque Facility. (4) Includes Wynnewood Energy Company, LLC, Wynnewood Refining Company, LLC, Coffeyville Resources Refining & Marketing, LLC, Coffeyville Resources Crude Transportation, LLC, Coffeyville Resources Terminal, LLC, and Coffeyville Resources Pipeline, LLC. Public 3.9% Organizational Structure As of September 30, 2016 26 CVR Nitrogen, LP East Dubuque Nitrogen Fertilizers, LLC(3)